Exhibit o (ii) under Form N-1A
                                               Exhibit 10 under Item 601/Reg.S-K

NAMES CHANGED TO THE WACHOVIA FUNDS AND THE WACHOVIA MUNICIPAL FUNDS 7/31/96

                                                THE BILTMORE FUNDS
                                           THE BILTMORE MUNICIPAL FUNDS
                                                MULTIPLE CLASS PLAN

           This Multiple Class Plan (the "Plan") is adopted by The Biltmore Funds and The Biltmore Municipal Funds (the "Trust"), a Massachusetts Business Trust, with respect to the classes of shares (the "Classes") of the portfolio of the Trust (the "Funds") set forth on exhibits hereto.



     1.    Purpose

           This Plan is adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "Rule"), so as to allow the Trust to issue more than one class of shares of any or all of the Funds in reliance on the Rule and to make payments as contemplated herein.



     2.    Separate Arrangements / Class Differences

           (a) Designation of Classes: The Funds set forth on Amendments to Exhibit A offer three classes of shares: Class A Shares (called "Investment Shares" in the case of the Money Market Funds), Class B Shares and Class Y Shares (called "Institutional Shares" in the case of the Money Market Funds).

           (b) Expense allocations: The expenses incurred pursuant to the Rule 12b-1 Plan and Shareholder Services Plan will be borne solely by the Class A and B Shares of the applicable Fund. Each class may bear such expenses as are permitted to be allocated under applicable law and the Trusts' Declarations of Trust.

           (c) Distribution of Shares: Class A, B and Y Shares may be purchased through Wachovia Brokerage Services, Inc., the Wachovia Banks or through other service organizations (as defined in the applicable prospectus), as well as from the distributor. Class A Shares may be sold with a front-end sales charge; Class B Shares may be sold with a contingent deferred sales charge; Class Y Shares will be sold without a sales charge.

           (d) Voting Rights: Shareholders of each class are entitled to one vote for each share held on the record date for any action requiring a vote by the shareholders and a proportionate fractional vote for each fractional share held. Shareholders of the Trust will vote in the aggregate and not by Fund or class except (i) as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Fund or class, and (ii) only holders of Investment Shares will be entitled to vote on matters submitted to shareholder vote with respect to the Rule 12b-1 Plan applicable to such class.

     3.    Exchange Features

           Shareholders of Class A Shares, Class B Shares and Class Y Shares may exchange such shares in any Biltmore Fund for the same class of shares of any class in any other Biltmore Fund for which such shareholder is eligible for investment pursuant to the acquired Fund's prospectus. Exchanges will be made on the respective net asset value of the shares being exchanged as next determined after receipt of the request in good order. Class B Shares being acquired in an exchange will be deemed to have been acquired on the date of purchase of the exchanged shares for purposes of calculating any contingent deferred sales charge.



     4.    Effectiveness

           This Plan shall become effective with respect to each Class, (i) to the extent required by the Rule, after approval by a majority vote of: (a) the Trust's Board of Trustees; (b) the members of the Board of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Trust's Plan , and/or (ii) upon execution of an exhibit adopting the Plan with respect to such class.

Superseded by Amendment to Exhibit A dated 6/6/96


                                    EXHIBIT A
                                     to the
                               Multiple Class Plan
                               THE BILTMORE FUNDS
                                Investment Shares
                              Institutional Shares
                           Biltmore Money Market Fund
                       Biltmore Tax-Free Money Market Fund
                     Biltmore U.S. Treasury Money Mary Fund

         This Multiple Class Plan is adopted by The Biltmore Funds with respect to the Class(es) of Shares of the portfolios of The Biltmore Funds set forth above.

         Witness the due execution here of this June 1, 1995.

                                                              The Biltmore Funds


By:  /s/ John W. McGonigle
Title:  President
Date:  June 1, 1995

Superseded by Amendment to Exhibit A dated 3/4/98

                                  AMENDMENT TO
                                    EXHIBIT A
                                     to the
                               Multiple Class Plan
                               THE BILTMORE FUNDS
                          THE BILTMORE MUNICIPAL FUNDS

                             Biltmore Balanced Fund
                         Biltmore Emerging Markets Fund
                              Biltmore Equity Fund
                           Biltmore Equity Index Fund
                           Biltmore Fixed Income Fund
                      Biltmore Georgia Municipal Bond Fund
                   Biltmore North Carolina Municipal Bond Fund
                        Biltmore Quantitative Equity Fund
                      Biltmore Short-Term Fixed Income Fund
                   Biltmore South Carolina Municipal Bond Fund
                          Biltmore Special Values Fund
                                 Class A Shares
                                 Class B Shares
                                 Class Y Shares
                           Biltmore Money Market Fund
                       Biltmore Tax-Free Money Market Fund
                    Biltmore U.S. Treasury Money Market Fund
                      Class Y Shares (Institutional Shares)
                       Class A Shares (Investment Shares)
                       Biltmore Prime Cash Management Fund
                      Class Y Shares (Institutional Shares)


         This Multiple Class Plan is adopted by The Biltmore Funds and The Biltmore Municipal Funds with respect to the Class(es) of Shares of the portfolios of the Funds set forth above.

         Witness the due execution here of this June 6, 1996.

                                   The Biltmore Funds
                                   The Biltmore Municipal Funds


                                   By:  /s/ John W. McGonigle
                                   Title:  President
         Date:  June 6, 1996

Superseded by Amendment to Exhibit A dated 7/1/99

                                  AMENDMENT TO
                                    EXHIBIT A
                                     to the
                               Multiple Class Plan
                               THE WACHOVIA FUNDS
                          THE WACHOVIA MUNICIPAL FUNDS


                         Class A Shares, Class B Shares & Class Y Shares of the
following:
                             Wachovia Balanced Fund
                         Wachovia Emerging Markets Fund
                              Wachovia Equity Fund
                           Wachovia Equity Index Fund
                           Wachovia Fixed Income Fund
                      Wachovia Georgia Municipal Bond Fund
                          Wachovia Growth & Income Fund
                     Wachovia Intermediate Fixed Income Fund
                   Wachovia North Carolina Municipal Bond Fund
                        Wachovia Quantitative Equity Fund
                      Wachovia Short-Term Fixed Income Fund
                   Wachovia South Carolina Municipal Bond Fund
                          Wachovia Special Values Fund
                      Wachovia Virginia Municipal Bond Fund

                     Institutional Shares of the following:
                       Wachovia Prime Cash Management Fund

                           Institutional Shares and Investment Shares of the
following:
                           Wachovia Money Market Fund
                       Wachovia Tax-Free Money Market Fund
                    Wachovia U.S. Treasury Money Market Fund


         This Multiple Class Plan is adopted by The Wachovia Funds and The Wachovia Municipal Funds with respect to the Class(es) of Shares of the portfolios of the Funds set forth above.

         Witness the due execution here of this 4th day of March, 1998.

                                  The Wachovia Funds
                                  The Wachovia Municipal Funds


                                  By:  /s/ John W. McGonigle
                                  Name:  John W. McGonigle
                                  Title: President

                                  AMENDMENT TO
                                    EXHIBIT A
                                     to the
                               Multiple Class Plan
                               THE WACHOVIA FUNDS
                          THE WACHOVIA MUNICIPAL FUNDS


                         Class A Shares, Class B Shares & Class Y Shares of the
following:
                             Wachovia Balanced Fund
                         Wachovia Emerging Markets Fund
                              Wachovia Equity Fund
                           Wachovia Equity Index Fund
                           Wachovia Fixed Income Fund
                      Wachovia Georgia Municipal Bond Fund
                          Wachovia Growth & Income Fund
                     Wachovia Intermediate Fixed Income Fund
                   Wachovia North Carolina Municipal Bond Fund
                          Wachovia Personal Equity Fund
                        Wachovia Quantitative Equity Fund
                      Wachovia Short-Term Fixed Income Fund
                   Wachovia South Carolina Municipal Bond Fund
                          Wachovia Special Values Fund
                      Wachovia Virginia Municipal Bond Fund

                     Institutional Shares of the following:
                       Wachovia Prime Cash Management Fund

                           Institutional Shares and Investment Shares of the
following:
                           Wachovia Money Market Fund
                       Wachovia Tax-Free Money Market Fund
                    Wachovia U.S. Treasury Money Market Fund


         This Multiple Class Plan is adopted by The Wachovia Funds and The Wachovia Municipal Funds with respect to the Class(es) of Shares of the portfolios of the Funds set forth above.

         Witness the due execution here of this 1st day of July, 1999.

                                    The Wachovia Funds
                                    The Wachovia Municipal Funds


                                    By:  /s/ Charles L. Davis, Jr.
                                    Name:  Charles L. Davis, Jr.
                                    Title:  Vice President

                                  AMENDMENT TO
                                    EXHIBIT A
                                     to the
                               Multiple Class Plan
                               THE WACHOVIA FUNDS
                          THE WACHOVIA MUNICIPAL FUNDS


                         Class A Shares, Class B Shares & Class Y Shares of the
following:
                             Wachovia Balanced Fund
                         Wachovia Emerging Markets Fund
                              Wachovia Equity Fund
                           Wachovia Equity Index Fund
                         Wachovia Executive Equity Fund
                      Wachovia Executive Fixed Income Fund
                           Wachovia Fixed Income Fund
                      Wachovia Georgia Municipal Bond Fund
                          Wachovia Growth & Income Fund
                     Wachovia Intermediate Fixed Income Fund
                   Wachovia North Carolina Municipal Bond Fund
                          Wachovia Personal Equity Fund
                        Wachovia Quantitative Equity Fund
                      Wachovia Short-Term Fixed Income Fund
                   Wachovia South Carolina Municipal Bond Fund
                          Wachovia Special Values Fund
                      Wachovia Virginia Municipal Bond Fund

                     Institutional Shares of the following:
                       Wachovia Prime Cash Management Fund

                           Institutional Shares and Investment Shares of the
following:
                           Wachovia Money Market Fund
                       Wachovia Tax-Free Money Market Fund
                    Wachovia U.S. Treasury Money Market Fund


         This Multiple Class Plan is adopted by The Wachovia Funds and The Wachovia Municipal Funds with respect to the Class(es) of Shares of the portfolios of the Funds set forth above.

         Witness the due execution here of this 3rd day of June, 1999.

                                        The Wachovia Funds
                                        The Wachovia Municipal Funds


                                        By: /s/ Charles L. Davis, Jr.
                                        Name:  Charles L. Davis, Jr.
                                        Title:  Vice President